Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

Cellegy Pharmaceuticals, Inc.
(Nasdaq NM: CLGY)

C.E. UNTERBERG, TOWBIN

Micro-Cap Macro Opportunity

New York

July 2005

[LOGO]

Forward Looking Statements

This presentation contains certain forward-looking statements, including statements concerning product development, the results of clinical trials and future dates for regulatory submissions.  Actual results may differ materially from those contained in these forward-looking statements.  Even if results are positive, FDA approval and successful product commercialization is not assured or may be subject to significant delays.

For more information regarding these and other risk factors associated with the Company’s business, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and other documents that the Company files with the Securities and Exchange Commission.

Investors should not place undue reliance on these forward-looking statements, which only address events as of the date of this presentation.

Cellegy Pharmaceuticals

A specialty pharmaceutical company focused on the development and commercialization of novel drugs for women’s health

Corporate Snapshot

Strong product pipeline in women’s health	Two approvals in Europe; ongoing discussions with FDA re approval in United States
Revenue-generating company from sales of products overseas	Additional late-stage products

30 personnel in CA & PA; capabilities in pre-clinical & clinical development	European revenues and significant grant funding offset certain operational costs

Expertise with topical formulations	Product licensing opportunities for non-strategic products

Business Strategy

•                  Development of products in areas of:

•                  women’s health care

•                  sexual dysfunction

•                  gastroenterology

•                  Self-market and co-promote in US

•                  Out-license as appropriate overseas

•                  Maximize value of portfolio in short and mid-term

[LOGO]

2005 Accomplishments

•                  Awaiting final response from FDA on amended Cellegesic NDA

•                  Prioritization on the development of Savvy

•                  Launch of Rectogesic in UK by licensee ProStrakan

•                  Completion of $6 million financing

•                  Upgrade of professional staffing

•                  Settlement of PDI litigation and return of Fortigel product rights

•                  Continued efforts to license European approved products, Rectogesic and Tostrex, throughout the world, and Fortigel in the U.S.

•                  Redefined spending priorities and minimization of infrastructure

Still to be Accomplished

•                  Planned launch of Tostrex in Sweden

•                  Continuation of MRP process by ProStrakan for the approval of Rectogesic and Tostrex throughout Europe

•                  Movement of corporate headquarters to Pennsylvania from California

Product Pipeline

	Pre-Clinical	Phase I	Phase II	Phase III	NDA
CellegesicTM (nitroglycerin ointment)
Pain reduction for anal fissures			FILED
Hemorrhoid therapy
Female Sexual Dysfunction (Dyspareunia)
Rectogesic® (nitroglycerin ointment)
Pain reduction for anal fissures (UK)			APPROVED
Anal fissures (Australia, New Zealand, South Korea)			APPROVED
Savvy® (1% C31G vaginal gel)
Prevention of HIV Transmission (Africa)
Contraception (US)
TostrelleTM (testosterone gel)
Female Sexual Dysfunction (libido)
FortigelTM (testosterone gel)
Male Hypgonadism (US)
TostrexTM (testosterone gel)
Male Hypodonadism (EU)			APPROVED
Nitro Oxide Donors
Restless Leg Syndrome
Raynaud’s Disease

Pipeline Market Size & Share

Product/Indication	Development Stage	Est. US Patient Population		Est. US Market		Main Physician Specialties
		(000’s)		($millions)
Cellegesic ointment
chronic anal fissures	Not approved in U.S.	700		$140		CR Surgeon, GI
	Approved in UK	750	(Eur)	$100	(Eur)	CR Surgeon, GI
	for Europe *
hemorrhoids	Off-label	9,000		$1,300		ObGyn, GP
dyspareunia	Phase 1-2	5,000		$750		ObGyn, GP, Urol
Savvy vaginal gel
contraception, HIV prevention	Phase 3	21,000		$1,000		ObGyn, GP, Urol
Fortigel gel
male hypogonadism	Phase 3	5,000		$600
	Approved in Sweden for	6,000	(Eur)	$80	(Eur)	Urol, Endocrinology
	Europe**
Tostrelle gel
female sexual dysfunction	Phase 2	15,000		$2,000		ObGyn, GP, Urol
UC 781 vaginal gel
HIV prevention	Phase 1			$1,000		ObGyn, GP, Urol
CVN vaginal gel
HIV prevention	Preclinical			$1,000		ObGyn, GP, Urol
NO donors
Raynaud’s Disease	Preclinical	28,000				ObGyn, GP
Restless Legs Syndrome	Phase 1	12,000				Neurol, GP

*              Partnered in Europe with ProStrakan Ltd.; marketed in Australia, New Zealand, S. Korea.

**           Partnered in Europe with ProStrakan Ltd.

Women’s Healthcare Focus

•                  Market Leader in development of microbicide gels for:

•                  Contraception

•                  Prevention of HIV-AIDS in women

•                  Prevention of other important STDs

•                  Strong product portfolio

•                  Stage of development

•                  Mechanism of action

•                  IP protection through 2018

•                  Lead product Savvy (1% C31G vaginal gel)

[LOGO]

Savvy - 1% C31G Vaginal Gel

Product Advantages

•                  Contraceptive Gel that Prevents Transmission of STDs (HIV, HSV, Chlamydia)

•                  Clear, Odorless, in Pre-filled Applicator

•                  Bi-Directional Protection, Discreet, Easy to Use

•                  Likely to be First-in-Class

•                  Potential Worldwide Market over $1 billion, depending on indications approved

Savvy Development Status

•                  Leader in race to prevent HIV infection in women

•                  Over 3000 patients enrolled in Phase 3 trials in Africa

•                  Trials managed by top CRO, Family Health International

•                  Trials expected to be complete in late 2006

•                  HIV trials funded by grants from USAID

•                  Cellegy to provide drug to developing countries at “cost plus”

•                  Product commercialized by Cellegy in developed world markets

•                  Phase 3 contraception study underway in US

•                  Trial managed by Health Decisions Inc.

•                  Trial costs funded by NICHD

•                  Target completion date 2H 2006

•                  Efficacy trials for prevention of other STDs to be funded by Cellegy

•                  Herpes, Chlamydia

Savvy Phase 1/2 Data Summary

•                  Five Phase 1/2 Trials Completed With Optimized Formulation

•                  3-Day Formulation Preference Study

•                  14-Day Safety Study

•                  Spermicidal Efficacy Study

•                  Male Tolerance Study

•                  MRI Imaging Study

•                  Safety Demonstrated After Two Weeks of Once or Twice Daily Use

•                  Efficacy Demonstrated as Spermicide

•                  Highly Acceptable Formulation as Reported by Participants

•                  Fast-Track Review Granted for HIV Prevention

Savvy 14-Day Safety Data

Moderate and Severe Adverse Events Reported & Observed

•                  Moderate or Severe Adverse Events:

•                  No Women Reported AEs With Savvy

•                  28% Women Reported AEs With N-9

•                  Clinician Observed Colposcopy Evaluation:

•                  3 adverse findings in 2 women with Savvy

•                  30 adverse findings in 13 women with N-9

•                  Savvy Showed Significantly Fewer Overall Adverse Events Compared With N-9, Well Tolerated and Highly Acceptable

•                  Confirms Results from Previous Formulation Study

Additional Clinical Data

Savvy 1% C31G Vaginal Gel

•                  Three Add-On Studies to the 14-Day Safety Trial:

1.              No adverse effects on vaginal microflora

2.              No inflammatory markers or cytokines observed in cytology

3.              No systemic absorption at 10 ng/ml (detection limit) in plasma

•                  Male tolerance study showed no adverse events (clinical examination) and acceptable (self-reported)

•                  In MRI study, excellent coverage of vaginal and cervical surfaces noted; no migration to the uterus; significant coverage noted 6 hours after application

Savvy Spermicidal Efficacy Data

Post-Coital Testing

[CHART]

•                  All doses showed release of active drug

•                  All doses showed >90% inhibition of sperm motility

•                  Concentration of drug released sufficient to kill STD pathogens such as Herpes and Chlamydia

Anticipated Savvy Clinical Timeline

2004				2005				2006				2007
Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

Savvy 1.0% C31G HIV Prevention Studies

		Savvy 1.0% C31G Contraceptive Efficacy Studies

													NDA

														Launch

Women’s Healthcare Focus

•                  Exciting near term market potential for Savvy

•                  Compelling need for this type of product

•                  Market research indicates high interest by users and prescribing physicians

•                  Allows women to take control

•                  Two promising backup products in pipeline

•                  Savvy has the potential to save millions of lives

Cellegy Pharmaceuticals
(Nasdaq NM: CLGY)

A Robust Product Pipeline

•                  2005

•                  Cellegesic - European partnering and sales

•                  Tostrex (Fortigel) European sales

•                  2007 Savvy (US)

•                  Advanced Phase 3 for HIV prevention in women (“Fast Track”)

•                  Phase 3 for Contraception

•                  2007 Fortigel (US)

•                  To be launched by partner

•                  2008 Tostrelle

•                  Partnering discussions in 2005

•                  Partner to launch in 2008

Summary

Large Target Markets
Late Stage Clinical Candidates,	with
Multiple Indications	Significant Revenue Potential

$50 million in Committed Grants	Favorable Risk-Reward Profile

Future Funding Based on Approvals

Cellegy Pharmaceuticals, Inc.
(Nasdaq NM: CLGY)

C.E. UNTERBERG, TOWBIN

Micro-Cap Macro Opportunity

New York

July 2005

[LOGO]